June 20, 2002


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read the Form 8-K/A dated June 19, 2002 of New Cinema Partners, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



/s/ MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
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    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.